NOTICE OF WAIVER OF CERTAIN CONDITIONS

This Notice of Waiver of Certain Conditions (“the Waiver”) is made to be effective as of February 8th, 2008 in favor of Attitude Drinks Inc., a Delaware corporation, (the “Company”) by (i) Roy G. Warren, (ii) Alpha Capital Anstalt, and (iii) Whalehaven Capital Fund Limited, who were each a Subscriber under that certain Subscription Agreement dated as of October 23, 2007 (the “Subscription Agreement”).

WHEREAS, the Subscription Agreement provides for a Second Closing Date after compliance with the Second Closing Condition, as defined in Section 1(d) of the Subscription Agreement;

WHEREAS, (i) Roy G. Warren, (ii) Alpha Capital Anstalt, and (iii) Whalehaven Capital Fund Limited, each desire to waive the actual effectiveness of the Registration Statement as defined in Section 11.1 of the Agreement; and

WHEREAS, (i) Roy G. Warren, (ii) Alpha Capital Anstalt, and (iii) Whalehaven Capital Fund Limited, each desire to waive the covenant in Section 9(h) of the Subscription Agreement concerning the use of a transfer agent that is a participant in the Depository Trust Company Automated Securities Transfer Program.

NOW THEREFORE, in consideration of the promises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, (i) Roy G. Warren, (ii) Alpha Capital Anstalt, and (iii) Whalehaven Capital Fund Limited, each memorialize their waiver of the conditions specified so that the Company can issue and deliver the Second Closing Notes and Second Closing Warrants in exchange for the funds to be delivered by (i) Roy G. Warren, (ii) Alpha Capital Anstalt, and (iii) Whalehaven Capital Fund Limited.

As evidenced by their signatures below, (i) Roy G. Warren, (ii) Alpha Capital Anstalt, and (iii) Whalehaven Capital Fund Limited hereby:

A.   waive the actual effectiveness of the Registration Statement as defined in Section 11.1 of the Agreement as a condition precedent to the Second Closing under the Subscription Agreement;

B.   waive the covenant in Section 9(h) of the Subscription Agreement concerning the use of a transfer agent that is a participant in the Depository Trust Company Automated Securities Transfer Program as a covenant under the Subscription Agreement;

C.   accept the natural, necessary, and reasonable consequences of the waivers granted above in order to proceed to a Second Closing on or before February 15, 2008.

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IN WITNESS WHEREOF, the undersigned have executed and delivered this Waiver as of the date first written above.

"COMPANY"	"THE COLLATERAL AGENT"
ATTITUDE DRINKS INC.	BARBARA R. MITTMAN
a Delaware corporation

By: /s/	/s/
Its: President

“SUBSCRIBERS”:

/s/	/s/
ROY WARREN	ALPHA CAPITAL ANSTALT

/s/	/s/
WHALEHAVEN CAPITAL FUND LIMITED	MONARCH CAPITAL FUND LTD.

ESCROW AGENT

/s/
GRUSHKO & MITTMAN, P.C.